UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2020

GLOBAL TECH INDUSTRIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000 - 10210	53 - 0250943
(Commission File Number)	(I.R.S. Employer Identification No.)

511 Sixth Avenue, Suite 800

New York, NY 10011

(Address of principal executive offices) (Zip Code)

(212)-204-7926

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[ ]	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 4. MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

On or about March 9, 2020, Global Tech Industries Group, Inc., a Nevada corporation, (“the Company”) engaged Heaton & Company, PLLC, (“New Accountant”) to audit and review the Company’s consolidated financial statements for the fiscal year ending December 31, 2019. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company’s former accountant, KSP Group, Inc. (the “Former Accountant”).

The Former Accountant was dismissed effective March 9, 2020. The Former Accountant’s reports on the Company’s consolidated financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Company’s Board of Directors. The Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The New Accountant was engaged effective March 9, 2020. The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant. A letter from the Former Accountant addressed to the Securities and Exchange Commission was requested by the Company; however the Former Accountant did not supply a letter, stating only in an email to the Company that it had no comments regarding the content of the report.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)	Exhibits

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL TECH INDUSTRIES GROUP, INC.

(Registrant)

Date: March 13, 2020

/s/ David Reichman
David Reichman, Chairman & CEO